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                              The Right Start, Inc.
              Unaudited Proforma Combined Statements of Operations
                       For the year ended February 3, 2001

                                  The Right Start, IncZany Brainy, Inc. RightStart.com Inc.    Pro Forma AdjustmePro Forma Combined
                                   ------------------------------------- -------------------     ---------------   ---------------
                                         (audited)          (audited)          (audited)
Net sales:  Retail                        $ 53,609,000     $ 400,479,000         $ 16,429,000         (9,408,000) a  $ 437,254,000
                                                                                                     (23,855,000) b

Costs and expenses:
      Cost of goods sold                    31,360,000       241,640,000           13,052,000         (9,408,000) a    262,416,000
                                                                                                     (14,164,000) b
                                                                                                         (64,000) p

      Operating expense                     17,214,000       129,521,000            4,570,000         (9,631,000) b    140,633,000
                                                                                                      (1,041,000) c
      Marketing and advertising expense      1,000,000        14,529,000            6,089,000           (963,000) b     20,655,000
      General and administrative expense     4,017,000        43,267,000            4,252,000         (1,605,000) c     50,419,000
                                                                                                      (2,332,000) d
                                                                                                       2,100,000  e
                                                                                                         720,000  f

      Pre-opening costs                        456,000         2,946,000                    -                            3,402,000
      Depreciation and amortization expense  2,184,000        15,459,000            1,021,000           (748,000) j      2,457,000
                                                                                                      (1,002,000) b
                                                                                                     (14,457,000) j
      Store closing expense                    401,000                 -                    -                              401,000
      Merger and integration costs                   -        20,644,000                    -         (5,225,000)n      16,419,000
                                                                                                       1,000,000  g
                                     ------------------  -------------------------------------    ---------------   ---------------
                                            56,632,000       468,006,000           28,984,000        (56,820,000)      496,802,000
                                     ------------------  -------------------------------------    ---------------   ---------------

Operating income/(loss)                     (3,023,000)      (67,527,000)         (12,555,000)        23,557,000       (59,548,000)

Loss on investment in RightStart.com         3,406,000                 -                    -         (3,406,000) k              -
Interest expense, net                        1,197,000         4,184,000            1,517,000            (68,000) h      7,026,000
                                                                                                         196,000  I

                                     ------------------  -------------------------------------    ---------------   ---------------
Loss before income taxes                    (7,626,000)      (71,711,000)         (14,072,000)        26,835,000       (66,574,000)
                                     ------------------  -------------------------------------    ---------------   ---------------

Income tax provision                            78,000         8,989,000                1,000         (8,989,000) o         79,000

                                     ------------------  -------------------------------------    ---------------   ---------------
Net loss                                  $ (7,704,000)    $ (80,700,000)       $ (14,073,000)      $ 35,824,000     $ (66,653,000)
                                     ==================  =====================================    ===============   ===============

Preferred stock accretion                    $ 351,000                                                                   $ 351,000
Series D preferred dividends                   110,000                                                                     110,000
Beneficial conversion feature                                                                         19,423,000  l     19,423,000
                                     ------------------  -------------------------------------    ---------------   ---------------
Basic and diluted loss applicable to
 common                                   $ (8,165,000)    $ (80,700,000)       $ (14,073,000)      $ 16,401,000     $ (86,537,000)
                                     ==================  =====================================    ===============   ===============

Basic and diluted loss per share               $ (1.46)                                                                   $ (12.92)
                                     ==================                                                             ===============

Weighted average number of shares
 outstanding                                 5,597,809                                                1,100,000   m      6,697,809
                                     ==================                                               ========== ==================

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